Loan No. 5448

                             MODIFICATION AGREEMENT

                                (Unsecured Loan)

         THIS MODIFICATION AGREEMENT ("Agreement") dated as of December ___, 2003, is entered into by and between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), and AmREIT, a Texas Real Estate Investment Trust ("Borrower").

                                 R E C I T A L S

         A. Lender made a revolving loan to Borrower in the maximum principal amount of TWENTY MILLION AND NO/100THS DOLLARS ($20,000,000.00) (the "Loan"). The Loan is evidenced by a Revolving Note dated September 4, 2003, executed by Borrower in favor of Lender, in the maximum principal amount of the Loan (the "Revolving Note").

         B. The Loan is governed by the terms of a Revolving Credit Agreement (the "Loan Agreement") dated September 4, 2003, executed by Borrower and Lender, which Loan Agreement, together with the Note, and all other documents executed in conjunction with the Loan are herein collectively called the "Loan Documents."

         C. By this Agreement Borrower and Lender intend to modify and amend certain terms and provisions of the Loan Documents.

         NOW, THEREFORE, Borrower and Lender agree as follows:

         1. DEFINED TERMS. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the same meanings as are ascribed to such terms in the Loan Agreement.

         2.       DEFINITIONAL CHANGES.

         (a)      The definition of the term "Commitment" as set forth in
                  Section 1.1 of the Loan Agreement shall be and hereby is modified to delete the words "Twenty Million and No/100 Dollars ($20,000,000.00)" and substitute the words "Thirty Million and No/100 Dollars ($30,000,000.00)" in lieu thereof.

         (b) The definition of the term "Operating Property Value" as set forth in Section 1.1 of the Loan Agreement shall be and hereby is deleted and the following shall be and hereby is inserted in lieu thereof:

                  "Operating Property Value" means, as of a given date and with respect to any Person, such Person's EBITDA for the fiscal quarter most recently ended (including the amortized cash portion of Direct Financing Leases [as defined by GAAP] not already added back to EBITDA, and excluding Net Operating Income from any Property not owned by such Person for the entire fiscal quarter most recently ended and further excluding EBITDA derived from sources other than Property) multiplied by 4 and divided by (i) eight and 75/100 percent (8.75%) for that portion of EBITDA derived from single-tenant, triple-net leased Properties or (ii) nine percent (9%) for that portion of EBITDA derived from multi-tenant Properties, plus the purchase price of any real property acquired during the fiscal quarter most recently ended other than real property upon which construction is then in progress.

         (c) The definition of the term "Unencumbered Pool Value" as set forth in Section 1.1 of the Loan Agreement shall be and hereby is deleted and the following shall be and hereby is inserted in lieu thereof:

                  "Unencumbered Pool Value" means, at any time, the sum of the following amounts as determined for each Unencumbered Pool
                  Property: (a) the Net Operating Income of such Unencumbered Pool Property for the fiscal quarter most recently ended times
                  (b) 4 and divided by (c) the applicable of (i) eight and 75/100 percent (8.75%) with respect to Net Operating Income derived from single-tenant, triple-net leased Properties or
                  (ii) nine percent (9%) with respect to Net Operating Income derived from multi-tenant Properties. Notwithstanding anything set forth in this definition to the contrary if an Unencumbered Pool Property has been owned for less than one fiscal quarter, then either (i) the purchase price of such Unencumbered Pool Property, or (ii) the aggregate developmental and construction cost of such Unencumbered Pool Property shall be its Unencumbered Pool Value.

         3. INCREASE OF COMMITMENT. The Commitment shall be and hereby is increased from Twenty Million and No/100 Dollars ($20,000,000.00) to Thirty Million and No/100 Dollars ($30,000,000.00). To evidence such increase in the Commitment Borrower shall execute and deliver to Lender a First Amended and Restated Revolving Promissory Note in the form attached to this Agreement as Exhibit "A" and made a part hereof, which First Amended and Restated Revolving Promissory Note shall, from and after the date of this Agreement, be deemed the "Revolving Note" which is defined in and the subject of the Loan Agreement. Exhibit "A" to this Agreement shall be and hereby is substituted for Exhibit "B" to the Loan Agreement.

         4. UNENCUMBERED POOL PROPERTIES. The provisions of Section 4.3 of the Loan Agreement shall be and hereby are deleted and the following shall be and hereby are inserted in lieu thereof:

         (a) The aggregate Occupancy Rate of all Unencumbered Pool Properties, when determined on a combined basis, shall at all times equal or exceed 90% and no single Unencumbered Pool Property shall have an Occupancy Rate of less than 80%; provided however, and subject to the condition that each achieve an 80% Occupancy Rate by no later than March 9, 2004, Lender will accept (i) Uptown Plaza, located at 4715-4755 Westheimer Road, Houston, Texas 77027, (ii) Lake Woodlands Plaza, located at 1640 Lake Woodlands Drive, The Woodlands, Texas 77380 and (iii) the Eckerd's Property located at 5402 Westheimer Road, Houston,

                  Texas 77056 as Unencumbered Pool Properties at their current Occupancy Rates which are less than 80%. Any of the Properties set forth in (i), (ii) or (iii) above which does not achieve an 80% Occupancy Rate by March 9, 2004, shall be eliminated as an Unencumbered Pool Property.

         (b) A Property shall cease to be an Unencumbered Pool Property if it shall cease to be an Eligible Property.

         (c) If a tenant of an Unencumbered Pool Property, while paying rent, has not actually occupied the Property for 90 days, such Tenant's space shall, for the purpose of determining Occupancy Rate, be deemed unoccupied.

         (d) No single-tenant Unencumbered Pool Property (other than those leased by CVS Corporation and its Subsidiaries ["CVS"]) shall constitute greater than 10% of the total value of the Unencumbered Pool Properties, and no single-tenant Unencumbered Pool Property leased by CVS shall constitute greater than 15% of the total value of the Unencumbered Pool Properties.

         (e) No multi-tenant Unencumbered Pool Property shall constitute greater than 15% of the total value of the Unencumbered Pool Properties.

         (f) No single tenant (other than CVS) leasing one or more of the Unencumbered Pool Properties can be the source of Net Operating Income which is greater than 10% of the aggregate Net Operating Income for all Unencumbered Pool Properties, and CVS shall not be the source of Net Operating Income which is greater than 15% of the aggregate Net Operating Income for all Unencumbered Pool Properties.

         5. CONCENTRATIONS. The provisions of Section 7.19 of the Loan Agreement shall be and hereby are deleted and the following shall be and hereby are inserted in lieu thereof:

                  At no time shall Borrower and its Subsidiaries, on a consolidated basis, derive more than 15% of its aggregate Net Operating Income from any single tenant (other than IHOP Corp. and its Subsidiaries ["IHOP"]) nor, prior to June 30, 2004, more than 35% of its aggregate Net Operating Income from IHOP nor, after June 30, 2004, more than 30% of its aggregate Net Operating Income from IHOP. Any tenant entities whose financial reporting is, in accordance with GAAP, consolidated shall, for the purposes of the foregoing covenant, be deemed a "single tenant."

         6. INDEBTEDNESS COVENANT. The following covenant shall be and hereby is added as Section 7.20 to the Loan Agreement:

                  Section 7.20 No Further Unsecured Indebtedness.

                           Borrower shall not incur any additional Unsecured
                  Indebtedness without the prior written consent of Lender, which consent may be granted or withheld in Lender's sole discretion.

         7. GUARANTORS. The execution of this Agreement is joined in by AMREIT OPERATING CORPORATION and AMREIT REALTY INVESTMENT CORPORATION, each as a Guarantor, for the purposes of (i) evidencing Guarantors' consent to the modifications to the Loan Documents evidenced by this Agreement, (ii) confirming to Lender that Guarantors' obligations to Lender as set forth in the Guaranty dated September 4, 2003, executed and delivered by Guarantor to Lender are ratified and declared to be in full force and effect and that the same are increased to the full extent of the increase in the Commitment as evidenced by the First Amended and Restated Revolving Promissory Note which will be executed and delivered by Borrower pursuant to this Agreement, and (iii) evidencing their joinder in releasing Lender and waiving claims as set forth in Section 10 hereof.

         8. REAFFIRMATIONS. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Loan Documents.

         9. ENFORCEABLE OBLIGATIONS. Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent valid and enforceable obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Revolving Note, and Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under the Loan Documents or this Agreement, either with or without notice or lapse of time, or both.

         10. RELEASE AND WAIVER OF CLAIMS. IN CONSIDERATION OF (i) THE MODIFICATION OF CERTAIN PROVISIONS OF THE LOAN DOCUMENTS, AS HEREIN PROVIDED, AND (ii) THE OTHER BENEFITS RECEIVED BY BORROWER HEREUNDER, BORROWER AND GUARANTOR, EACH FOR THEMSELVES, HEREBY RELEASE, RELINQUISH AND FOREVER DISCHARGE LENDER, AS WELL AS ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES, OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OR CHARACTER, PAST OR PRESENT, WHICH EITHER MAY HAVE AGAINST LENDER AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES ARISING OUT OF OR WITH RESPECT TO (a) ANY RIGHT OR POWER TO BRING ANY CLAIM AGAINST LENDER FOR USURY OR TO PURSUE ANY CAUSE OF ACTION AGAINST LENDER BASED ON ANY CLAIM OF USURY, AND (b) ANY AND ALL TRANSACTIONS RELATING TO THE LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF LENDER, AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER OR CONSPIRACY, BUT IN EACH CASE ONLY TO THE EXTENT PERMITTED BY APPLICABLE LAW.

         11. INCREASE FEE. In consideration of Lender's entering into this Agreement and increasing the Commitment, Borrower agrees to pay to Lender, upon the execution of this Agreement, a fee in the amount of $18,750.00.

         12.      MISCELLANEOUS.

         (a) As modified hereby, the provisions of the Loan Documents shall continue in full force and effect, and the Borrower acknowledges and reaffirms its liability to Lender thereunder. In the event of any inconsistency between this Agreement and the terms of the Loan Documents, this Agreement shall govern.

         (b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Agreement and the modification of the Loan Documents including, but not limited to, all reasonable legal fees incurred by Lender.

         (c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Loan Documents and shall allow Lender to exercise all of its remedies set forth in the Loan Documents.

         (d) In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         (e) This Agreement and the Loan Documents shall be governed and construed according to the laws of the State of Texas (without regard to any conflict of laws principles) and the applicable laws of the United States.

         (f) This Agreement shall be binding upon and inure to the benefit of Lender, Borrower and their respective successors, assigns and legal representatives.

         (g) Borrower hereby acknowledges and agrees that it has entered into this Agreement of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Agreement by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Agreement.

         (h) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

         (i) ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

                  SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

                                 "LENDER"

                                 WELLS FARGO BANK
                                 NATIONAL ASSOCIATION

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 "BORROWER"

                                 AmREIT,
                                 a Texas Real Estate Investment Trust

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 "GUARANTORS"

                                 AMREIT OPERATING CORPORATION,
                                 a Texas corporation

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 AMREIT REALTY INVESTMENT CORPORATION,
                                 a Texas corporation

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                   EXHIBIT "A"

          FORM OF FIRST AMENDED AND RESTATED REVOLVING PROMISSORY NOTE